UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 20, 2014

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	001-35812	26-1998619
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company’s telephone number, including area code  (201) 816-8900

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 20, 2014, ConnectOne Bancorp, Inc., a New Jersey corporation (“ConnectOne Bancorp”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Center Bancorp, Inc., a New Jersey corporation (“Center Bancorp”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, ConnectOne Bancorp will merge with and into Center Bancorp, with Center Bancorp continuing as the surviving entity (the “Merger”). The Merger Agreement also provides that, immediately following the consummation of the Merger, Union Center National Bank, a commercial bank chartered pursuant to the laws of the United States (“Union Center”) and a wholly-owned subsidiary of Center Bancorp, will merge with and into ConnectOne Bank, a New Jersey-chartered commercial bank (“ConnectOne Bank”) and a wholly-owned subsidiary of ConnectOne Bancorp, with ConnectOne Bank continuing as the surviving bank (the “Bank Merger” and, collectively with the “Merger,” the “Mergers”). The Boards of Directors of Center Bancorp and ConnectOne Bancorp approved the Merger Agreement.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger (the “Effective Time”), each share of common stock, no par value per share, of ConnectOne Bancorp (“ConnectOne Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into and become the right to receive 2.6 shares of common stock, no par value per share, of Center Bancorp (“Center Common Stock”) (such shares, the “Per Share Stock Consideration” and the ratio of such number to one, the “Exchange Ratio”) Also at the Effective Time (i) all shares of ConnectOne Common Stock owned by ConnectOne Bancorp as treasury stock and (ii) all shares of ConnectOne Stock owned directly or indirectly by Center Bancorp or ConnectOne Bancorp or any of their respective subsidiaries (other than shares of ConnectOne Common Stock (x) held in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity for the benefit of third parties or (y) held by Center Bancorp or ConnectOne Bancorp or any of their respective subsidiaries in respect of a debt previously contracted), shall be canceled and no consideration will be delivered in exchange therefor. Each outstanding share of Center Common Stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement provides that all ConnectOne Stock Options that are outstanding immediately prior to the Effective Time, as defined in the Agreement (“Old Stock Options”) shall automatically be converted as of the Effective Time into options to purchase Center Common Stock (“New Stock Options”), which New Stock Options shall be identical to the Old Stock Options in all material respects, except that (i) upon exercise of the New Stock Options, the optionholder will receive Center Common Stock rather than ConnectOne Common Stock, (ii) the number of shares of Center Common Stock covered by each New Stock Option shall equal the number of shares of ConnectOne Common Stock covered by the corresponding Old Stock Option multiplied by the Exchange Ratio (rounded up or down to the nearest whole share, with .50 being rounded down), (iii) the exercise price of each New Stock Option shall equal the exercise price applicable to the corresponding Old Stock Option divided by the Exchange Ratio (rounded up or down to the nearest whole cent, with .50 being rounded up) and (iv) the committee that administers the plan by which such New Stock Options are governed shall be the compensation committee of the Board of Directors of Center Bancorp. In all other material respects, the New Stock Options shall be governed by the terms of the Company Stock Compensation Plans at and after the Effective Time. All other ConnectOne equity awards will vest upon the change in control.

Immediately after the consummation of the transaction, Center Bancorp shall file with the Division of Taxation of the State of New Jersey an amended and restated Certificate of Incorporation that shall, among other things, change the name of Center Bancorp to “ConnectOne Bancorp, Inc.”

Immediately after consummation of the transaction, the directors of the Surviving Corporation and the Survining Bank shall consist of six individuals who previously served as Center Bancorp Directors and six Directors who previously served as ConnectOne Directors, each to hold office in accordance with the Amended and Restated Certificate of Incorporation and the by-laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified. The officers of the Surviving Corporation shall consist of (i) Frank S. Sorrentino III as Chairman, President and Chief Executive Officer; (ii) William S. Burns, Chief Financial Officer; and (iii) Anthony Weagley, Chief Operating Officer. Each shall hold office in accordance with the Amended and Restated Certificate of Incorporation and the by-laws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

The Merger Agreement contains customary representations and warranties from both ConnectOne Bancorp and Center Bancorp.

ConnectOne Bancorp and Center Bancorp have each agreed to various customary covenants and agreements, including (i) to conduct its business in the ordinary and usual course consistent with past practices and prudent banking practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions or take certain actions during this period without the written consent of the other party and (iii) to convene and hold a meeting of its shareholders for the purpose of voting upon the approval and adoption of the Merger Agreement and the Merger. The Parties have also agreed not to, subject to certain exceptions generally related to its Board’s evaluation and exercise of its fiduciary duties, solicit or facilitate proposals with respect to, engage in any negotiations concerning, or provide any confidential information or engage in any discussions relating to, any alternative business combination transactions.

Concomitantly with the execution of the Merger Agreement, Voting Agreements (collectively, the “Voting Agreements”) were executed by each member of the Board of Directors of ConnectOne Bancorp and Center Bancorp and by their respective chief financial officers. Pursuant to the Voting Agreements, among other things, such persons have irrevocably agreed (i) to vote any ConnectOne or Center Common Stock, as the case may be, held by them (or to use reasonable best efforts to vote any ConnectOne or Center Common Stock, as the case may be, for which they have joint or shared voting power with their respective spouses) in favor of the Merger Agreement and the Merger at any meeting of the shareholders of ConnectOne Bancorp or Center Bancorp called for such purpose, (ii) to abide by certain transfer restrictions with respect to their ConnectOne Common Stock or Center Common Stock and (iii) to not solicit, initiate, encourage or facilitate any alternative acquisition proposal, subject to certain limited exceptions.

Lawrence B. Seidman entered into a Voting and Sell Down Agreement, which includes covenants from Mr. Seidman comparable to the covenants given by the other directors (as described above) and also provides, among other things, that: (i) commencing after Center Bancorp shareholders approve the Merger, Mr. Seidman shall use commercially reasonable efforts to undertake bona fide sales of stock to third parties to reduce his percentage ownership in the surviving corporation to 4.99% of the outstanding shares by the one-year anniversary of the closing of the transactions contemplated by the Merger Agreement; (ii) by virtue of an irrevocable perpetual voting proxy granted by Mr. Seidman to the Board of the surviving corporation, the Board of the surviving corporation will have the right, commencing on the sooner of the six month anniversary of the closing of the Merger and the record date for the surviving corporation’s 2015 annual meeting of stockholders, to vote all of Mr. Seidman’s shares that are in excess of 4.99% of the outstanding shares of the surviving corporation in proportion to the votes of all other shareholders of the surviving corporation at any shareholders meeting; and (iii) Mr. Seidman has granted the surviving corporation an assignable option, exercisable for 45 days commencing on the one-year anniversary of the closing, to purchase his shares of the surviving corporation’s common stock in excess of 4.99% of the outstanding shares of the surviving corporation at a price of $20.63 per share. Center Bancorp has agreed to register the shares of Center Common Stock beneficially owned by Mr. Seidman pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”). In addition, Mr. Seidman has agreed to enter into a Consulting Agreement pursuant to which, for a period of two (2) years after the closing of the Merger, he shall provide his personal advice and counsel to the surviving corporation (and its subsidiaries and affiliates) in connection with the business of the surviving corporation, including, but not limited to: helping to maintain customer relationships; providing insight, advice and institutional memory with regard to all relationships of the surviving corporation, including those with customers, vendors and third party service providers; and providing services and advice related to real estate and loan matters, investor relations and litigation matters. In consideration for such services, Mr. Seidman shall be entitled to a consulting fee of fifty thousand dollars ($50,000) per year, which shall be payable in quarterly payments of $12,500 per quarter.

Completion of the Merger is subject to various conditions, including, among others, (i) approval by shareholders of Center Bancorp and ConnectOne Bancorp of the Merger Agreement and the transactions contemplated thereby, (ii) approval by Center Bancorp shareholders of the issuance of the Center Common Stock issuable pursuant to the Merger Agreement, (iii) effectiveness of the registration statement on Form S-4 for the Center Common Stock issuable in the Merger, (iv) approval of the listing on the NASDAQ Global Select Market of the Center Common Stock issuable in the Merger, (v) the receipt of all necessary approvals and consents of governmental entities required to consummate the transactions contemplated by the Merger Agreement, (vi) the absence of any order or proceeding which prohibits the Merger or the Bank Merger and (vii) the receipt by each of Center Bancorp and ConnectOne Bancorp of an opinion to the effect that the Merger will be treated as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to consummate the Merger is also subject to certain customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects of its agreements, covenants and obligations and (iii) the delivery of certain certificates and other documents.

The Merger Agreement provides that the Merger Agreement may be terminated in certain instances, including (i) by mutual agreement of the parties, (ii) by either party if the approval of any governmental entity of the Merger Agreement transactions is denied through no failure of the terminating party to comply with the Merger Agreement, (iii) by either party if the Merger shall not have been consummated by the one-year anniversary of the execution of the Merger Agreement (the “Cut-Off Date”) or such later date as mutually agreed, unless the failure to close is due to the terminating party’s failure to perform or observe its covenants and agreements, (iv) by either party if the shareholders of either ConnectOne Bancorp or Center Bancorp fail to approve the Merger, (v) subject to certain exceptions, by either party not in material breach of the Merger Agreement if there shall have been a breach by the other party of its representations or warranties, which breach is not cured within 30 days following written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vi) by either party not in material breach if there shall have been a material breach of any of the covenants or agreements of the other party not cured within 30 days written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vii) by either party if prior to the approval of its shareholders, it enters into an alternative acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and pays to Center Bancorp a termination fee of $10,000,000 (in the case of a termination by ConnectOne Bancorp), or pays to ConnectOne Bancorp a termination fee of $10,000,000 (in the case of a termination by Center Bancorp (with respect to each party, the “Termination Fee”) and plus out-of-pocket expenses in an amount up to $500,000 (with respect to each party, “Termination Expenses”), (viii) by Center Bancorp if (1) prior to ConnectOne Bancorp shareholder approval, ConnectOne Bancorp refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to Center Bancorp or recommends that ConnectOne Bancorp shareholders tender their shares (or fail to reject) a tender offer or exchange offer for 15% or more of the ConnectOne Common Stock, or (2) any other event occurs that gives rise to the payment of a Parent Termination Fee and Parent Termination Expenses pursuant to the Merger Agreement, provided that upon a termination by Center Bancorp pursuant to clause; (ix) by ConnectOne Bancorp if (1) prior to Center Bancorp shareholder approval, Center Bancorp refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to ConnectOne Bancorp or recommends that Center Bancorp shareholders tender their shares (or fail to reject) a tender offer or exchange offer for 15% or more of the ConnectOne Common Stock, or (2) any other event occurs that gives rise to the payment of a Termination Fee and Termination Expenses pursuant to the Merger Agreement, or (x), by either party if the other party is otherwise required to pay the Termination Fee and the Termination Expenses.

The foregoing descriptions of the Merger Agreement, the Voting Agreements, Voting and Sell Down Agreement do not purport to be complete and are subject to and are qualified in their entirety by reference to the full text of those respective documents, all of which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Center Bancorp, ConnectOne Bancorp, their respective affiliates or their respective businesses. Rather, investors and the public should look to other disclosures contained in Center Bancorp’s and ConnectOne Bancorp’s respective filings with the Securities and Exchange Commission (the “Commission”).

Item 8.01. Other Events.

On January 21, 2014, Center Bancorp and ConnectOne Bancorp disseminated a joint press release announcing entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Center Bancorp and ConnectOne Bancorp intend to file a joint proxy statement, and Center Bancorp intends to file a registration statement that will include the joint proxy statement as a prospectus, with the Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the registration statement (when available) and other documents filed by Center Bancorp and ConnectOne Bancorp with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded for free at ConnectOne Bancorp’s website at www.connectonebank.com or by directing a request to Investor Relations, ConnectOne Bancorp, 301 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 (201-816-8900). Documents filed by Center Bancorp, Inc. with the Commission may also be accessed and downloaded for free at Center’s website at www.centerbancorp.com.com or by directing a request to Investor Relations, Center Bancorp, Inc., 2455 Morris Ave, Union, NJ 07083 ((908) 688-9500).

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Center Bancorp or ConnectOne Bancorp. However, Center Bancorp, ConnectOne Bancorp and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Center Bancorp’s and ConnectOne Bancorp’s shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of ConnectOne Bancorp may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 8, 2013, and can be obtained free of charge from ConnectOne Bancorp’s website. Information regarding the directors and executive officers of Center Bancorp may be found in its definitive proxy statement relating to its 2013 Annual Meeting of Shareholders, which was filed with the Commission on April 15, 2013, and can be obtained free of charge from Center Bancorp’s website. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K (including Exhibits 99.1 hereto) contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ material and adversely from such forward-looking statements: failure to obtain shareholder or regulatory approval for the Merger of ConnectOne Bancorp into Center Bancorp, and the Bank Merger of ConnectOne Bank into Center Bank; material adverse changes in Center Bancorp’s or ConnectOne Bancorp’s operations or earnings; decline in the economy in Center Bancorp’s and ConnectOne Bancorp’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Center Bancorp and ConnectOne Bancorp with the Commission. Neither Center Bancorp nor ConnectOne Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 20, 2014, by and between Center Bancorp, Inc. and ConnectOne Bancorp., Inc.

Exhibit 10.1	Form of Voting Agreement executed by the chief financial officer of Center Bancorp, Inc. and by all directors of Center Bancorp, Inc. other than Lawrence Seidman.

Exhibit 10.2	Voting and Sell Down Agreement with Lawrence Seidman.

Exhibit 10.3	Form of Voting Agreement executed by the chief financial officer of ConnectOne Bancorp, Inc. and by all directors of ConnectOne Bancorp, Inc. other than Frank Sorrentino III, Dale Creamer and Michael Kempner

Exhibit 10.4	Form of Voting Agreement executed by Frank Sorrentino III, Dale Creamer and Michael Kempner

Exhibit 10.5	Consulting Agreement with Lawrence Seidman.

Exhibit 10.6	Registration Rights Agreement with Lawrence Seidman and others.

Exhibit 99.1	Joint Press Release of Center Bancorp, Inc. and ConnectOne Bancorp, Inc. dated January 21, 2014.

Exhibit 99.2	ConnectOne Bancorp, Inc. customer letter.

Exhibit 99.3	ConnectOne Bancorp, Inc. employee letter.

Exhibit 99.4	ConnectOne Bancorp, Inc. Q&A.

*The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

**Exhibit 99.1 is furnished with this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: January 20, 2014	By:	/s/ William S. Burns
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit Number	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of January 20, 2014, by and between Center Bancorp, Inc. and ConnectOne Bancorp., Inc.

Exhibit 10.1	Form of Voting Agreement executed by the chief financial officer of Center Bancorp, Inc. and by all directors of Center Bancorp, Inc. other than Lawrence Seidman.

Exhibit 10.2	Voting and Sell Down Agreement with Lawrence Seidman.

Exhibit 10.3	Form of Voting Agreement executed by the chief financial officer of ConnectOne Bancorp, Inc. and by all directors of ConnectOne Bancorp, Inc. other than Frank Sorrentino III, Dale Creamer and Michael Kempner

Exhibit 10.4	Form of Voting Agreement executed by Frank Sorrentino III, Dale Creamer and Michael Kempner

Exhibit 10.5	Consulting Agreement with Lawrence Seidman.

Exhibit 10.6	Registration Rights Agreement with Lawrence Seidman and others.

Exhibit 99.1	Joint Press Release of Center Bancorp, Inc. and ConnectOne Bancorp, Inc. dated January 21, 2014.

Exhibit 99.2	ConnectOne Bancorp, Inc. customer letter.

Exhibit 99.3	ConnectOne Bancorp, Inc. employee letter.

Exhibit 99.4	ConnectOne Bancorp, Inc. Q&A.

*The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

**Exhibit 99.1 is furnished with this Current Report on Form 8-K.